September 21, 2026
Summary
Prospectus
VictoryShares Municipal High Yield ETF (VMHY)
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated September 21, 2026, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at vcm.com.
You may also obtain this information at no cost by calling 866-376-7890 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
Listed and traded on: The Nasdaq Stock Market LLC
vcm.com
866-376-7890

VictoryShares Municipal High Yield ETF Summary
Investment Objective
The VictoryShares Municipal High Yield ETF (the “Fund”) seeks to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses[1]	0.47%
Total Annual Fund Operating Expenses	0.77%
Fee Waiver/Expense Reimbursements[2]	(0.43)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements[2]	0.34%
1
Estimated for the current fiscal year.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2027, so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.34%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years
$35	$173
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

VictoryShares Municipal High Yield ETF Summary
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax (“municipal securities”). Derivative instruments that provide exposure to municipal securities or have similar economic characteristics may be used to satisfy the Fund’s 80% policy.
Municipal securities generally are issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, and water and sewer works. Municipal securities may be issued to repay outstanding obligations, to raise funds for general operating expenses, or to make loans to other institutions and facilities. They also may be issued by or on behalf of public authorities to finance various privately operated facilities, which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports, and pollution control, as well as public facilities such as airports, mass transit systems, ports, and parking.
The Fund does not have a specific portfolio duration target, range, or limit. The Fund may invest in municipal securities of any maturity. Municipal securities with longer maturities are generally more volatile than other fixed income securities with shorter maturities. The Fund may invest 25% or more of its assets in issuers in any one or more states or in municipal securities that finance projects in the same economic sector or of a similar project type (such as projects relating to health care, education, transportation, and utilities), subject to the Fund’s policy not to concentrate its investments in a particular industry or group of industries.
The Fund primarily invests in “high-yield” municipal obligations. “High-yield” municipal obligations are commonly referred to as “junk bonds” and are considered speculative. For this purpose, “high-yield” municipal obligations are municipal obligations rated at the time of purchase Baa1 or lower by Moody’s Investors Service, Inc. or BBB+ or lower by Standard and Poor’s Ratings Group or unrated securities determined by the adviser to be of comparable credit quality. The Fund may invest in securities in any rating category, including those in default, and in debtor-in-possession financings.
Interest income from certain types of municipal obligations in which the Fund may invest generally may be subject to the federal alternative minimum tax (the “AMT”). The Fund may not be suitable for investors subject to the AMT. The rate of interest paid on municipal securities normally is lower than the rate of interest paid on taxable securities.
The Fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed and floating rates, inverse floating rate, zero coupon, contingent, deferred and payment in kind, and auction rate features.
The Fund may, but is not required to, use derivatives, such as synthetic municipal securities, inverse floating rate obligations, and credit default swaps. The Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. With respect to credit default swaps, the Fund may purchase credit protection or sell (write) credit protection.
The Fund also may invest in subordinated securities, asset-backed securities of any rating, including collateralized debt obligations, and may hold cash, or other short-term investments. The Fund’s investments may include mortgage-backed instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which

VictoryShares Municipal High Yield ETF Summary
can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).
The Fund may invest up to 20% of its net assets in inverse floating rate obligations.
The Fund may invest up to 20% of its net assets in taxable investments, including securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds), commercial paper, U.S. government securities, U.S. or foreign bank instruments, and repurchase agreements.
The Adviser considers both broad economic factors and issuer specific factors in selecting investments. In assessing the appropriate maturity and rating weighting of the Fund’s portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. The Adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and issuer diversification.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Market Risk —The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, wars or armed conflicts, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions, and other market events could adversely affect the companies or issuers in which the Fund invests. Following the commencement of the conflict in Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical, or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions

VictoryShares Municipal High Yield ETF Summary
have resulted in significant expansion of public debt, including in the United States. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (commonly known as “Brexit”), potential trade imbalances with China or other countries or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs (or the threat of tariffs), investment restrictions and adverse impacts on affected companies and securities, potentially leading to significant losses for the Fund. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict. If the political climate between the United States and China does not improve or continues to deteriorate, if China enters into military conflict with Taiwan, the Philippines, or another neighbor, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflicts such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or derivative position.
Interest Rate Risk —The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Duration is a measure of a fixed income security’s sensitivity to changes in interest rates. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities  and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its

VictoryShares Municipal High Yield ETF Summary
maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security generally will go down.
Credit Risk — If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically  decline. The values of lower-quality debt securities tend to be particularly sensitive to these changes. Changes in actual or perceived creditworthiness may occur quickly. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. The Fund also could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Prepayment or Call Risk — Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.
Extension Risk — During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.
Liquidity Risk — Some securities and derivatives held by the Fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Markets may become illiquid quickly. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the Fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, or to try to limit losses, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
High-Yield or “Junk” Bond Risk — Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments, and may become illiquid. These risks are more pronounced for securities that are already in default.
Portfolio Selection Risk — The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the Adviser.
Municipal Securities Risk — The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to

VictoryShares Municipal High Yield ETF Summary
make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Fund invests significantly in a single state (including California and New York), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, tobacco settlement revenue, and industrial development, the Fund will be more susceptible to associated risks and developments.
Debtor-in-Possession Financings Risk — Debtor-in-possession financings are loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that have been approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11 of the U.S. Bankruptcy Code. Debtor-in-possession financings can provide creditors with varying levels of protection, as they may carry super-priority repayment status, be secured by a lien on the borrower’s otherwise unencumbered assets, or be secured by a junior lien on the borrower’s encumbered assets. These financings are subject to the risk that the borrower will not emerge successfully from the bankruptcy/reorganization proceedings and will be forced to liquidate its assets. Debtor-in-possession financings may be illiquid or less liquid than other investments and difficult to value.
In the event of liquidation, the Fund’s only recourse will be against the property securing the debtor-in-possession loan and any remaining unencumbered assets, which might be insufficient to repay the debtor-in-possession loan in full, in which case the Fund may lost its entire investment.
Mortgage-Related and Asset-Backed Securities Risk — The value of mortgage-related securities and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These securities are also subject to interest rate, prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. For debt instruments secured by specific assets, those assets are often the sole source of principal and interest payments for the instrument. Should those assets underperform expectations or decline in value, the Fund could experience shortfalls in principal and interest.
Risks of Investing in Collateralized Debt Obligations — Investment in a collateralized debt obligation (“CDO”) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the Fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.
Risks of Instruments that Allow for Balloon Payments or Negative Amortization Payments — Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the

VictoryShares Municipal High Yield ETF Summary
near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of Subordinated Securities — A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Risks of Zero Coupon Bonds, Payment in Kind, Deferred and Contingent Payment Securities — These securities may be more speculative and may fluctuate more in value than securities that pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules generally require the Fund to distribute to shareholders to retain its status as a regulated investment company and avoid being subject to U.S. federal income and excise tax. Such distributions may be taxable when distributed to shareholders.
U.S. Treasury Obligations Risk — The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.
U.S. Government Agency Obligations Risk — The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal Home Loan Banks (“FHLBs”), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Risks of Investing in Other Funds — Investing in other investment companies, including exchange-traded funds (“ETFs”) and closed-end funds, subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value. Such funds may trade at a discount for an extended period and may not ever realize their net asset value.
Tax Risk — The Fund may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives may be affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of the municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels.
Taxable Investment Risk — Although distributions of interest income from the Fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares are not. In addition, the

VictoryShares Municipal High Yield ETF Summary
interest on the Fund’s municipal securities could become subject to regular federal income tax or the AMT, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities. You should consult a tax adviser about whether the AMT applies to you and about state and local taxes on your Fund distributions.
Tax-Exempt Status Risk — The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel and, in the case of derivative securities, sponsor’s counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the IRS, and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.
Derivatives Risk — Using synthetic municipal securities, inverse floating rate obligations, credit default swaps and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives, such as writing (selling) options, have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives or similar instruments may not be as favorable as a direct investment in an underlying investment and may adversely affect the amount, timing and character of income distributed to shareholders. As a result, a larger portion of the Fund's distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
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Not Individually Redeemable — Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in

VictoryShares Municipal High Yield ETF Summary
response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Synthetic Municipal Securities Risk — The tax-exempt character of the interest paid on tender option bonds, bond receipts and similar synthetic municipal securities, a type of derivative instrument, is based on the tax-exempt income stream from the collateral. In addition to the risks of investing in municipal securities and in derivatives generally, investments in synthetic municipal securities are subject to the risk that income derived from such securities is deemed to be taxable.
Risks of Investing in Inverse Floating Rate Obligations — The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Credit Default Swap Risk — Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. If the Fund buys a credit default swap (i.e., buys credit protection), it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the Fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the Fund sells a credit default swap (i.e., sells credit protection), it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the Fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Defaulted Securities Risk — Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. The Fund may not receive interest payments on defaulted securities and may incur costs to protect its investment. Defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing

VictoryShares Municipal High Yield ETF Summary
market prices. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.
Leveraging Risk — The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments, such as ETFs,  that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. New derivatives regulations require the Fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the Fund to pursue its investment strategies and may not be effective to mitigate the Fund’s risk of loss from derivatives.
Repurchase Agreement Risk — In the event that the other party to a repurchase agreement defaults on its obligations, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market Segment Risk — To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
To the extent the Fund invests in issuers of securities the payments on which are derived from gas, electric, telephone, sewer, water, health care, education, tobacco settlement revenue, industrial development and transportation segments of the municipal bond market, the Fund may be subject to risks associated with such segments.
Certain revenue bonds are backed by settlements with tobacco companies. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases or due to other factors.
The education segment can be significantly affected by declining applicant pools, changes in student enrollment, decreases in state and federal financial aid to students, declines in endowment contributions and decreases in endowment portfolio values.
Industrial development bonds are normally secured by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. If the user of the facilities financed by the bonds defaults on its payments, the Fund may not receive any income or get its money back from the investment.
Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, increases or decreases in the cost of medical products, services and patient care, shortages of skilled personnel and increased personnel costs, and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Valuation Risk — Nearly all of the Fund’s investments are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more

VictoryShares Municipal High Yield ETF Summary
broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the Fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, accelerate taxable gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have, or accelerate transaction costs, which could cause the value of your investment to decline.
Limited History of Operations — The Fund is new and has no history of operations for investors to evaluate.
Cybersecurity Risk — Cybersecurity failures by and breaches of the Adviser, transfer agent, the Distributor, custodian, Fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
Expense Risk — Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. Losing money is a risk of investing in the Fund.
Investment Performance
No performance information is presented since the Fund does not yet have a full calendar year of performance. Performance data for the Fund is available online at vcm.com or by calling 866-376-7890. A fund’s performance is not necessarily an indication of how that fund will perform in the future.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of Victory Income Investors, a Victory Capital investment franchise.

VictoryShares Municipal High Yield ETF Summary
Portfolio Management
	Title	Tenure with the Fund
Andrew Hattman, CFA, CAIA	Senior Portfolio Manager, Head of Municipal Bond Portfolio Management	Since September 2026
Lauren Spalten	Portfolio Manager	Since September 2026
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit vcm.com.
Tax Information
Distributions reported by the Fund as “exempt-interest dividends” are exempt from regular federal income tax but may be subject to state or local income taxes and may be tax preference items for purposes of the AMT. Distributions of the Fund’s capital gains generally are subject to tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
VS-VMHY-SUMPRO-ETF (09/26)